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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ____________________



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 19, 2007


                                AMERIANA BANCORP
             ------------------------------------------------------
               (Exact name of registrant as specified in charter)

          INDIANA                       0-22423                 35-1782688
-----------------------------   ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
    of incorporation)                                       Identification No.)


                2118 BUNDY AVENUE, NEW CASTLE, INDIANA      47263-1048
                -------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (765) 529-2230
                                                           --------------


                                 NOT APPLICABLE
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
              ------------------------------------------------------------------
              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENT OF
              ------------------------------------------------------------
              CERTAIN OFFICERS
              ----------------

     (b)      On January 19, 2007, Bradley Smith, the Senior Vice
              President-Chief Financial Officer and Treasurer of Ameriana Bancorp (the "Company") and its wholly-owned subsidiary, Ameriana Bank, SB (the "Bank") resigned.

     (c) On January 22, 2007, John J. Letter was appointed as the Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Bank.

              Mr. Letter, 61, served as Regional President with Old National Bank in Muncie, Indiana from September 2004 to April 2005. Prior to being named Regional President, Mr. Letter also served as District President with Old National Bank from November 2003 to September 2004 and Regional Chief Financial Officer - Old National Bank from August 2000 to November 2003. Mr. Letter was also Chief Financial Officer and Controller with American National Bank in Muncie from March 1997 to August 2000. More biographical information about Mr. Letter is set forth in the press release attached as Exhibit 99.1 of this Current Report on Form 8-K, which is incorporated herein by reference.

     (e) The Company and the Bank entered into a letter agreement with Mr. Letter that provided an offer of employment under the following terms:

              o Mr. Letter will begin employment with the Company and the Bank as Senior Vice President, Chief Financial Officer and Treasurer of the Company and the Bank on January 22, 2007;
              o   Mr. Letter will receive a base salary of $130,000 per year;
              o Mr. Letter will be eligible to receive a bonus and incentive stock options and other incentive forms of ownership as granted by the Board of Directors from time to time;
              o   Mr. Letter will receive the use of an automobile;
              o Mr. Letter will be awarded 1,000 stock options on his start date; and
              o Mr. Letter would receive an employment and change in control agreement.

         The agreement also provides for Mr. Letter's participation in certain benefits, including:

              o individual or family health insurance, which includes dental and prescription coverage, in which the Company will pay the vast majority of the premiums;
              o participation in the Bank's 401(k) plan after three months of employment in which the Company will match 4% of the first 4% of salary that Mr. Letter contributes; and
              o   four weeks of vacation per year.


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ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

     (a)      Financial Statements of Businesses Acquired: Not applicable

     (b)      Pro Forma Financial Information:  Not applicable

     (c)      Shell Company Transactions:  Not applicable

     (d)      Exhibits

              Number            Description
              ------            -----------

              99.1              Press Release dated January 22, 2007



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      AMERIANA BANCORP



Dated:  January 25, 2007              By: /s/ Jerome J. Gassen
                                          --------------------------------------
                                          Jerome J. Gassen
                                          President and Chief Executive Officer